UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

Gladstone Commercial Corporation

(Exact name of registrant as specified in its chapter)

Maryland	0-50363	02-0681276
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1616 Anderson Road, Suite 208
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 286-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Gladstone Commercial Corporation

Amendment No. 1 to Current Report on Form 8-K/A

Gladstone Commercial Corporation (the “Company”) hereby amends Items 2.01 and 9.01 of its Current Report on Form 8-K, which was filed on October 20, 2004, as set forth in the pages attached hereto:

Item 2.01 Acquisition or Disposition of Assets

Financial statements for: 13 Industrial Park Dr., Mt. Pocono, PA, 3701 E. Virginia Beach Blvd., Norfolk, VA, 290 Guthrie Ave., Montreal, QC, and 855 Industriel Blvd., Granby, QC (the “Properties”), acquired during the fourth quarter of 2004, are presented in Item 9.01.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired:

Audited combined historical summary of revenue and certain expenses of 13 Industrial Park Dr., Mt. Pocono, PA, 3701 E. Virginia Beach Blvd., Norfolk, VA, 290 Guthrie Ave., Montreal, QC, and 855 Industriel Blvd., Granby, QC for the year ended December 31, 2003 and unaudited combined historical summaries of revenues and certain expenses for the nine months ended September 30, 2004 and 2003.

(b)	Pro Forma Financial Information

Pro forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2004.

Pro forma Consolidated Statement of Income of the Company for the periods February 14, 2003 (inception) through December 31, 2003 (unaudited) and the nine months ended September 30, 2004.

Notes to Pro Forma Consolidated Balance Sheet and Statement of Income (unaudited).

(c)	Exhibits.

There are no exhibits filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation
(Registrant)
December 29, 2004	By: /s/ Harry Brill

(Harry Brill, Chief Financial Officer)

13 Industrial Park Dr., Mt. Pocono, PA
3701 E. Virginia Beach Blvd., Norfolk, VA
290 Guthrie Ave., Montreal, QC
855 Industriel Blvd., Granby, QC
Combined Historical Summary
December 31, 2003

13 Industrial Park Dr., Mt. Pocono, PA
3701 E. Virginia Beach Blvd., Norfolk, VA
290 Guthrie Ave., Montreal, QC
855 Industriel Blvd., Granby, QC
Index
December 31, 2003

Page(s)
Report of Independent Auditors	1

Combined Historical Summary of Revenue and Certain Expenses for the Year ended December 31, 2003	2

Combined Historical Summary of Revenue and Certain Expenses Nine Months Ended September 30, 2004 and 2003 (unaudited)	3

Notes to Combined Historical Summary of Revenue and Certain Expenses	4-5

Report of Independent Auditors

To the Board of Directors and Shareholders of Gladstone Commercial Corporation

We have audited the accompanying Combined Historical Summary of Revenue and Certain Expenses (the “combined historical summary”) of 13 Industrial Park Dr., Mt. Pocono, PA, 3701 E. Virginia Beach Blvd., Norfolk, VA, 290 Guthrie Ave., Montreal, QC, and 855 Industriel Blvd., Granby, QC (the “Properties”) as described in Note 1 for the year ended December 31, 2003. This combined historical summary is the responsibility of the Properties’ management; our responsibility is to express an opinion on this combined historical summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined historical summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Gladstone Commercial Corporation) as described in Note 2, and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2, of the Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

New York, NY

December 28, 2004

/s/ PricewaterhouseCoopers LLP

1

13 Industrial Park Dr., Mt. Pocono, PA
3701 E. Virginia Beach Blvd., Norfolk, VA
290 Guthrie Ave., Montreal, QC
855 Industriel Blvd., Granby, QC
Combined Historical Summary of Revenue and Certain Expenses
Year Ended December 31, 2003

2003
Revenue
Base rents	$1,113,507
Certain Expenses
Exchange gains on foreign currency transactions	(201)

Total certain expenses	(201)

Revenue in excess of certain expenses	$1,113,708

The accompanying notes are an integral part of these financial statements.

2

13 Industrial Park Dr., Mt. Pocono, PA
3701 E. Virginia Beach Blvd., Norfolk, VA
290 Guthrie Ave., Montreal, QC
855 Industriel Blvd., Granby, QC
Combined Historical Summaries of Revenue and Certain Expenses
Nine Months Ended September 30, 2004 and 2003 (unaudited)

	2004	2003
Revenue
Base rents	$909,424	$827,868
Certain Expenses
Exchange losses (gains) on foreign currency transactions	162	(914)

Total certain expenses	162	(914)

Revenue in excess of certain expenses	$909,262	$828,782

The accompanying notes are an integral part of these financial statements.

3

13 Industrial Park Dr., Mt. Pocono, PA
3701 E. Virginia Beach Blvd., Norfolk, VA
290 Guthrie Ave., Montreal, QC
855 Industriel Blvd., Granby, QC
Notes to Combined Historical Summary of Revenue and Certain Expenses

1.	Business

The accompanying combined historical summary of revenue and certain expenses relates to the operations of four industrial buildings (the “Properties”): a 223,275 square foot industrial building located in Mt. Pocono, Pennsylvania (“13 Industrial Park Dr.”), a 25,797 square foot industrial building located in Norfolk, Virginia (“3701 E. Virginia Beach Blvd.”), a 42,490 square foot industrial building located in Montreal, Quebec (“290 Guthrie Ave.”), and a 99,981 square foot industrial building located in Granby, Quebec (“855 Industriel Blvd.”). Each building is a single tenant facility and is fully occupied under a 20 year lease with approximately 18 years remaining at December 31, 2003.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined historical summary of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (SEC) in connection with Gladstone Commercial Corporation’s acquisition of the Properties. The SEC rules and regulations require an audited historical summary of revenue and certain expenses for the most recent fiscal year which excludes items not comparable to the proposed future operations of the Properties. Because the Properties were acquired from a single seller, the SEC rules and regulations allow for a combined presentation of revenue and certain expenses.

The combined historical summary is not representative of the actual operations of the Properties for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, interest expense, professional fees and management fees, which may not be comparable to the expenses expected to be incurred by Gladstone Commercial Corporation in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related lease. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of this combined historical summary of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

Major Tenants

During 2003, the Properties’ total base rent of $1,113,507 was attributable to three tenants.

Foreign Currency Transactions

The tenant lease agreements for 290 Guthrie Ave. and 855 Industriel Blvd. provide for monthly rental payments denominated in Canadian dollars. The monthly rental payments are translated into United States Dollars immediately upon receipt. Gains and losses on these foreign currency transactions are included in this combined historical summary as exchange gains and losses on foreign currency transactions.

4

13 Industrial Park Dr., Mt. Pocono, PA
3701 E. Virginia Beach Blvd., Norfolk, VA
290 Guthrie Ave., Montreal, QC
855 Industriel Blvd., Granby, QC
Notes to Combined Historical Summary of Revenue and Certain Expenses

Operating Expenses

     The leases discussed in Note 3 require the tenants to pay substantially all of the Properties’ operating expenses. These expenses are not included in the accompanying combined historical summary of revenue and certain expenses, including approximately $275,000 in property taxes that the Properties would be required to pay if the tenants fail to pay them.

3.	Rentals

On July 28, 2001, 13 Industrial Park Dr. entered into a lease agreement with United Envelope, LLC for the entire building. The lease had an initial term of 20 years, and accounts for $567,000 of the base rents in the combined historical summary and $11,015,376 of the future minimum rentals in the accompanying table.

On July 28, 2001, 3701 E. Virginia Beach Blvd. entered into a lease agreement with iGetSmart.com for the entire building. The lease had an initial term of 20 years, and accounts for $93,314 of the base rents in the combined historical summary and $1,812,849 of the future minimum rentals in the accompanying table.

On July 28, 2001, 290 Guthrie Ave. entered into a lease agreement with Data Business Form Limited for the entire building. The lease had an initial term of 20 years, and accounts for $158,083 of the base rents in the combined historical summary and $3,345,921 of the future minimum rentals in the accompanying table.

On July 28, 2001, 855 Industriel Blvd. entered into a lease agreement with Data Business Form Limited for the entire building. The lease had an initial term of 20 years, and accounts for $295,155 of the base rents in the combined historical summary and $6,243,690 of the future minimum rentals in the accompanying table.

The lease agreements provide for base rent increases upon the occurrence of certain events, primarily a change in control of the landlord. Such events are defined in the lease agreements collectively as a “Change of Control”. A Change of Control occurred in May 2004 for all four of the Properties and triggered 3% base rent increases as of the date of the Change of Control as well as 3% increases every three years over the remainder of the lease agreements.

Future minimum rentals as of December 31, 2003, including the base rent increases triggered by the Change of Control, to be received under these lease agreements are as follows:

Years Ending
2003	$1,177,290
2004	1,188,555
2005	1,188,555
2006	1,212,750
2007	1,224,211
Thereafter	16,426,475

Future minimum rentals denominated in Canadian Dollars have been translated using the exchange rate at December 31, 2003 in the table above.

4.	Unaudited Interim Statements

The combined historical summaries of revenue and certain expenses for the nine months ended September 30, 2004 and 2003 are unaudited. As a result, these interim combined historical summaries should be read in conjunction with the combined historical summaries and notes included in the December 31, 2003 combined historical summary of revenue and certain expenses. The interim combined historical summaries reflect all adjustments which management believes are necessary for the fair presentation of the combined historical summaries of revenue and certain expenses for the interim periods presented. These adjustments are of a normal recurring nature. The combined historical summaries of revenue and certain expenses for such interim periods are not necessarily indicative of the results for a full year.

Gladstone Commercial Corporation
Pro Forma Consolidated Financial Information
(unaudited)

The following information reflects pro forma consolidated balance sheet data as of September 30, 2004 of Gladstone Commercial Corporation (the “Company”) and the consolidated statement of income for the periods February 14, 2003 (inception) through December 31, 2003 and the nine months ended September 30, 2004.

The pro forma consolidated balance sheet data is presented as if the acquisitions of the Properties occurred on September 30, 2004.

The pro forma consolidated statement of income for the period February 14, 2003 (inception) through December 31, 2003 is presented as if the acquisition of the Properties occurred on February 14, 2003 (inception). The pro forma consolidated statement of income for the nine months ended September 30, 2004 is presented as if the acquisition of the Properties occurred on February 14, 2003 (inception).

The pro forma financial information does not purport to present the financial position or results of operations of the Company and the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

The pro forma consolidated financial statements are based on certain assumptions and adjustments described in the notes to the pro forma consolidated balance sheet and statements of income and should be read in conjunction therewith and with the consolidated financial statements and related notes of the Company included in its December 31, 2003 10K, and its September 30, 2004 10Q and the Combined Historical Summary of Revenue and Certain Expenses and related Notes to Combined Historical Summary of Revenue and Certain Expenses of the acquired Properties included elsewhere in this report.

Gladstone Commercial Corporation
Pro Forma Consolidated Balance Sheet as of September 30, 2004
(unaudited)

	Gladstone
	Commercial	Purchase of	Pro Forma
	Corporation	The Properties	Company
	A	B	Consolidated
ASSETS:
Real estate:
Land	$6,219,000	$1,450,000	$7,669,000
Building	42,117,224	10,303,842	52,421,066
Tenant improvements	874,940	65,582	940,522
Accumulated depreciation	(426,205)	—	(426,205)

	48,784,959	11,819,424	60,604,383
Mortgage note receivable	11,131,050	—	11,131,050
Cash and cash equivalents	42,333,215	(12,897,923)	29,435,292
Interest Receivable	63,090	—	63,090
Prepaid assets	228,725	—	228,725
Other assets	225,319	—	225,319
Lease intangibles	2,347,049	1,078,499	3,425,548

Total Assets	$105,113,407	$—	$105,113,407

LIABILITIES & STOCKHOLDERS’ EQUITY
Liabilities:
Due to Adviser	$109,639	$—	$109,639
Accounts payable and accrued expenses	11,898	—	11,898
Rent received in advance, security deposits and funds held in escrow	1,459,016	—	1,459,016
Dividends Payable	920,040	—	920,040

Total Liabilities	$2,500,593		2,500,593

Stockholders’ Equity:
Common stocks	7,667	—	7,667
Additional paid-in capital	105,427,549	—	105,427,549
Retained deficit	(2,822,402)	—	(2,822,402)

Total Stockholders’ Equity	102,612,814	—	102,612,814

Total Liabilities and Stockholders’ Equity	$105,113,407	$—	$105,113,407

See accompanying notes to the pro forma consolidated balance sheet and consolidated statement of income.

Gladstone Commercial Corporation
Pro Forma Consolidated Statement of Income from February 14, 2003 (Inception) to December 31, 2003
(unaudited)

	Gladstone
	Commercial		Pro Forma	Pro Forma
	Corporation	The Properties	Adjustments	Company
	C	D	E	Consolidated
OPERATING REVENUES:
Base rents	$12,180	$978,907	$—	$991,087
OPERATING EXPENSES:
Management advisory fee	317,188	—	—	317,188
Depreciation & amortization	5,827	—	290,763	296,590
Insurance	111,240	—	—	111,240
Directors fees	35,667	—	—	35,667
Professional fees	39,511	—	—	39,511
Organizational costs	5,549	—	—	5,549
General & administrative	42,166	(177)	—	41,989

Total operating expenses:	557,148	(177)	290,763	847,734

Net (loss) income from operations	(544,968)	979,084	(290,763)	143,353
INTEREST INCOME	304,097	—	—	304,097

NET INCOME/(LOSS)	$(240,871)	$979,084	$(290,763)	$447,450

See accompanying notes to the pro forma consolidated balance sheet and consolidated statement of income.

Gladstone Commercial Corporation
Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2004
(unaudited)

	Gladstone
	Commercial		Pro Forma	Pro Forma
	Corporation	The Properties	Adjustments	Company
	F	G	H	Consolidated
OPERATING REVENUES:
Base rents	$1,667,538	$909,424	$—	$2,576,962
Interest income from mortgage loans	697,059	—	—	697,059

Total operating revenues:	2,364,597	909,424	—	3,274,021
OPERATING EXPENSES:
Management advisory fee	843,360	—	—	843,360
Depreciation & amortization	519,133	—	249,226	768,359
Insurance	188,554	—	—	188,554
Directors fees	81,167	—	—	81,167
Professional fees	313,804	—	—	313,804
General & administrative	284,521	162	—	284,683

Total expenses from operations:	2,230,539	162	249,226	2,479,927

Net income from operations	134,058	909,262	(249,226)	794,094
INTEREST INCOME	489,951	—	—	489,951

NET INCOME	$624,009	$909,262	$(249,226)	$1,284,045

See accompanying notes to the pro forma consolidated balance sheet and consolidated statement of income.

Gladstone Commercial Corporation
Notes to Pro Forma Consolidated Balance Sheet and Consolidated Statements of Income
(unaudited)

A	Reflects the Company’s historical consolidated balance sheet as of September 30, 2004, as reported on Form 10-Q.

B	Reflects the acquisition of the Properties for $12,929,077 in cash from the proceeds of the initial public offering. The purchase price for the property acquired has been allocated to tangible and intangible assets acquired at their estimated fair value.

C	Represents the historical consolidated statement of operations for the period February 14, 2003 (inception) through December 31, 2003 as reported on Form 10-K.

D	Reflects the combined historical summary of revenue and certain expenses for the Properties for the period February 14, 2003 through December 31, 2003.

E	Reflects adjusted depreciation and amortization related to the acquisition of the Properties. The buildings have an estimated useful life of 39 years and the tenant improvements are being depreciated over their remaining lease terms of 16.8 years. The lease intangibles are being amortized over their remaining lease terms of 16.8 years.

F	Represents the historical consolidated statement of operations for the nine months ended September 30, 2004 as reported on Form 10-Q.

G	Reflects the combined historical summary of revenue and certain expenses for the Properties for the nine months ended September 30, 2004.

H	Reflects adjusted depreciation and amortization related to the acquisition of the Properties. The buildings have an estimated useful life of 39 years and the tenant improvements are being depreciated over their remaining lease terms of 16.8 years. The lease intangibles are being amortized over their remaining lease terms of 16.8 years.